                                 CONFIDENTIAL
                  AMENDMENT TO INTERACTIVE SERVICES AGREEMENT
                 --------------------------------------------

     This Amendment to the Interactive Services Agreement ("Amendment"), effective as of May 23, 2001 (the "Amendment Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and eDiets.com, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 3467 Hillsboro Blvd. Deerfield Beach, FL 33442 (each a "Party" and collectively the "Parties").

                                 INTRODUCTION
                                 ------------

     AOL and ICP entered into an Interactive Services Agreement effective as of November 23, 2000 (the "Agreement"). Capitalized terms used in this Amendment without other definition are defined as in the Agreement. In light of both parties' desire to amend certain terms of the Agreement, the parties hereby agree as follows:

                                     TERMS
                                     -----

     The Agreement is amended to provide that references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended by this Amendment.

     1. Section 1.5 is hereby amended by deleting the reference to "$10,921,000" and replacing it with the new carriage fee of "$10,892,227".

     2. Section 3.1 is hereby amended by inserting the following sentence at the end of the paragraph: "AOL will make good faith efforts to deliver to ICP the monthly usage reports within fifteen (15) days following the month that the report covers. AOL will also make good faith efforts to provide ICP with mid-month reporting (i.e., by the third week of each month) on the content integration Impressions on the AOL Service only (i.e., excluding the non-Media Impressions and Impressions on another AOL Property)."

     3. Section 4.3 is hereby amended by inserting the following clause at the end of the last sentence in the section: ", unless ICP can demonstrate to AOL that the Transaction Revenues were generated from ICP's E-mail newsletter in which case ICP shall pay AOL [_______________] of those Transaction Revenues.

     4.  Exhibit A is hereby amended by replacing the entire Exhibit A (i.e., A-
         1.1 and A-1.2) with the new Exhibit A which is attached hereto. For avoidance of doubt, prior to the Amendment Effective Date, AOL's carriage obligation was with respect to the Exhibit A attached to the Agreement and from and after the

         Amendment Effective Date, such obligation is with respect to the Exhibit A attached hereto.

     5. Exhibit D is hereby amended by changing the last payment (i.e., 10/01/02 payment) on Exhibit D from "$379,598" to "$350,825.68" and by changing the reference to total payments from "$10,921,000 to "$10,892,227".

     This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement other than those specific terms and conditions expressly referenced in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                        [Signature Block on Next Page]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                    EDIETS.COM, INC.


By: /s/ Jonathan R. Edson               By: /s/ Christine M. Brown
    ----------------------------            -----------------------------

Print Name:  Jonathan R. Edson          Print Name:   Christine M. Brown
            --------------------                    ---------------------

Title: V.P. Business Affairs            Title: V.P. of Operations
       -------------------------               --------------------------

Date: 6/13/01                           Date:  5/23/01
      --------------------------               --------------------------

                                   EXHIBIT A
                                   ---------

     Exhibit A-1.1: Carriage Plan broken out by AOL Property (beginning 5/23/01)

AOL              Channel /        Promotional Placement        Placement Type          Impressions
Property         Subchannel
-----------------------------------------------------------------------------------------------------
AOL              Women's           Wellness/Main              Rotating Text           [_________]
                                                              Promotion
                 Women's           Wellness/Diet              Permanent Anchor        [_________]
                                                              Tenant
                 Women's           Wellness/Diet              Rotating Text Link      [_________]
                 Women's           Wellness/Fitness           Rotating Text Link      [_________]
                 Women's           Wellness/Diet Focus        Rotating Text Link      [_________]
-----------------------------------------------------------------------------------------------------
CompuServe       Health & Fitness  Main                       Permanent text link     [_________]
                 Health & Fitness  Nutrition/Main             Permanent text link     [_________]
                 Health & Fitness  Diet Central/Main          Permanent text link     [_________]
                 Health & Fitness  Body Mass Index            Permanent teaser link   [_________]
                                   Calculator
                 Health & Fitness  Scoop on Slimming          Permanent Text Link     [_________]
                 Health & Fitness  Dietary Guidelines         Permanent Text Link     [_________]
                 Health & Fitness  Losing Weight Safely       Permanent Text Link     [_________]
                 Health & Fitness  My Resolutions             Permanent Text Link     [_________]
                 Health & Fitness  Weight Ranges              Permanent Text Link     [_________]
                 Health & Fitness  New Year New You           Permanent Text Link     [_________]
-----------------------------------------------------------------------------------------------------
Netscape         Health            Food and Nutrition         Center Column Feature   [_________]
-----------------------------------------------------------------------------------------------------

                Exhibit A-1.2:  Media Plan  (beginning 5/23/01)

AOL Service                                                     FLIGHT                TOTALS
-----------                                                ------------------      -----------
                                            Copy Size        START       END           IMPS
                                            ---------      --------   -------      -----------
Dieting and Weight Loss                      234x60         5/23/01   1/23/03      [_________]

Dieting and Weight Loss RPL                   text          5/23/01   1/23/03      [_________]

Fitness & Sports Medicine                    234x60         5/23/01   1/23/03      [_________]

Fitness and Sports Medicine RPL               text          5/23/01   1/23/03      [_________]

Bonus ROS Impressions                                       5/23/01   1/23/03      [_________]

Men's Health                                 234x60         9/30/01   1/23/03      [_________]

Men -  AOL - Sporting Life RPL                text          9/30/01   1/23/03      [_________]

Men - AOL - Fitness                          234x60         9/30/01   1/23/03      [_________]

Men - AOL - Fitness: RPL                      text          9/30/01   1/23/03      [_________]

Men - AOL - Guy Talk                         234x60         9/30/01   1/23/03      [_________]

Men - AOL - Sporting Life                    88x31          9/30/01   1/23/03      [_________]

Men - AOL - Style                            234x60         9/30/01   1/23/03      [_________]

Mens Health Related Product Link              text          9/30/01   1/23/03      [_________]

Premium Diet and Nutrition Health            234x60         5/23/01   1/23/03      [_________]
 Package {5100009869}

Premium Eating Well Health Package           234x60         5/23/01   1/23/03      [_________]
 {5100010115}

Run of AOL Network {5100494501}             (MULTI)         5/23/01   1/23/03      [_________]

Wellness Center - Main - Diet & Fitness   88x31/120x60      5/23/01   1/23/03      [_________]

Women: Diet Focus RPL                         text          5/23/01   1/23/03      [_________]

Women: Diet RPL                               text          5/23/01   1/23/03      [_________]

Women: Fitness RPL                            text          5/23/01   1/23/03      [_________]

Women: Wellness RPL                           text          5/23/01   1/23/03      [_________]

   Sub Total                                                                       [_________]


Netscape                                                        FLIGHT                TOTALS
--------                                                   ------------------      -----------
                                            Copy Size        START      END            IMPS
                                            ---------      --------   -------      -----------
Netscape - Health - Diet and Nutrition       141x60         5/23/01   1/23/03      [_________]

Netscape - Health - Exercise and Fitness     194x15         5/23/01   1/23/03      [_________]

Sub Total                                                                          [_________]

Oxygen Media                                                      FLIGHT              TOTALS
------------                                               ------------------      -----------
                                            Copy Size        START      END            IMPS
                                            ---------      --------   -------      -----------
Oxygen - AOL - Thriveonline - Fitness        468x60         5/23/01   1/23/03      [_________]

Oxygen - AOL.com - Oxygen.com - Diet         468x60         5/23/01   1/23/03      [_________]


Oxygen Media                                                      FLIGHT              TOTALS
------------                                               ------------------      -----------
                                            Copy Size        START      END            IMPS
                                            ---------      --------   -------      -----------
Oxygen - AOL.com - Thriveonline -            120x60         5/23/01   1/23/03      [_________]
 Fitness

Oxygen - Crossbrand - Thriveonline -         120x60         5/23/01   1/23/03      [_________]
 Weight

Oxygen - Public - Thriveonline -             120x60         5/23/01   1/23/03      [_________]
 Nutrition

Oxygen - Public - Thriveonline -             468x60         5/23/01   1/23/03      [_________]
 Nutrition

Total                                                                              [_________]

All of the above Impressions listed by category/area and number are only estimates and are not to be construed as a line item guarantee. These are only good faith estimates of the likely number of Impressions that may be generated in a particular channel or area.

     All necessary artwork for banner advertisements ("Banner Ads") must be provided by ICP at least three (3) business days prior to the start date for such Banner Ads. AOL may alter or shorten the flight dates for the Banner Ads if advertising materials are not provided in a timely manner.

     In the event the Media Impressions Target, or the corresponding impressions for any specific Banner Ad, are reached prior to the expiration of the Term, AOL may, at its option, discontinue display at such earlier time.
     AOL reserves the right to alter ICP flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to ICP reasonably equivalent flight(s). The Impressions line items in the Media Plan are good faith estimates and are not firm commitments for each respective placement.

     Subject to ICP's reasonable approval, AOL shall have the right to fulfill its promotional commitments with respect to the Banner Ads by providing ICP with comparable placements of the Banner Ads in alternative areas of the AOL Network.

     Rotational Placements set forth above are contingent upon ICP not requiring AOL Users to register or pay to access the Content linked from such Rotational Placements.